Verra Mobility Q4 and Full Year Investor Presentation For the Quarter and the Full Year Ended December 31, 2018 Ex. 99.2

Forward-Looking Statements This presentation includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include projected financial information. Such forward-looking statements with respect to revenues, earnings, run rate synergies and cost items, performance, strategies, prospects and other aspects of the business of Verra Mobility Corporation and its subsidiaries (collectively, “Verra Mobility”) are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward looking statements. These factors include, but are not limited to: (1) the inability to launch new products or services or to profitably expand into new markets; (2) changes in applicable laws or regulations; (3) the possibility that Verra Mobility may be adversely affected by other economic, business or competitive factors; (4) the inability to recognize the anticipated benefits of the business combination with Gores Holdings, II, Inc.; and (5) other risks and uncertainties indicated from time to time in documents filed or to be filed with the Securities and Exchange Commission (the “SEC”) by Verra Mobility. You are cautioned not to place undue reliance upon any forward-looking statements, including the projections, which speak only as of the date made. Verra Mobility does not undertake any commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. Non-GAAP Financial Information This presentation uses certain non-GAAP financial information, including earnings before interest, taxes, depreciation and amortization (“EBITDA”) and adjusted EBITDA, which further excludes certain non-cash expenses, loss on extinguishment of debt and other transactions management believes are not indicative of Verra Mobility’s business. Verra Mobility believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Verra Mobility’s financial condition and results of operations. These financial measures are not recognized measures under GAAP and they are not intended to be and should not be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. EBITDA, adjusted EBITDA and adjusted EBITDA margin are non-GAAP financial measures as defined by SEC rules. This non-GAAP financial information may be determined or calculated differently by other companies. A reconciliation of Verra Mobility’s non-GAAP financial information to GAAP financial information is provided in the Appendix hereto and in Verra Mobility’s Form 8-K, filed with the SEC, with the earnings press release for the period indicated.

Consolidated Full Year Results For the Year Ended December 31, 2018 Pro Forma Adj. Revenue $ in Millions 11.5% YoY Growth Revenue by Segment Basis of Presentation: Verra Mobility made two acquisitions earlier in 2018; the data presented has been adjusted as if the acquisition were included in the results for all periods. The unadjusted and pro forma adjusted results of operations are included in the appendix to this presentation. All pro forma adjustments are in the commercial reporting segment. Run-Rate Synergies: Run-Rate Synergies reflect the impact of actions taken in 2018 in connection with our acquisitions that we expect to be realized in 2019. $219.5 Run-Rate Synergies Pro Forma Adj. EBITDA $ in Millions 19.5% YoY Growth

Consolidated Q4 Results For the quarter ended December 31, 2018 Pro Forma Adj. Revenue and YoY Growth $ in Millions Pro Forma Adj. EBITDA and Margin $ in Millions Net Debt and Leverage $ in Millions Q4 Revenue by Segment Commercial Services Government Solutions Basis of Presentation: Verra Mobility made two acquisitions earlier in 2018; the data presented has been adjusted as if the acquisitions were included in the results for all periods. The unadjusted and pro forma adjusted results of operations are included in the appendix to this presentation. All pro forma adjustments are in the Commercial Services segment. Leverage calculated as net debt divided by TTM Pro Forma Adjusted EBITDA for each period, Q4 includes $10M of run-rate synergies Revenue of $95.1M in the fourth quarter increased 1% from the same quarter in the prior year. The company recorded $4.2M of out-of-period adjustments to revenue in Q4. The impact as a percentage of revenue on Q1 (1.4%), Q2 (0.9%), Q3 (2.2%) and Q4 +4.4% is immaterial to our consolidated results. Q4 2018 EBITDA was negatively impacted by a $1.8M legal settlement Our cash position increased by $13M in the quarter to $65M Total Debt dropped from $1.04 Billion at the end of Q3 to $904 Million at the end of Q4. Commentary Q4 2019

Consolidated Q4 Results by segment For the quarter ended December 31, 2018 Pro Forma Adj. Revenue and YoY Growth $ in Millions Adj. EBITDA and Margin $ in Millions Commercial Services Government Solutions Revenue and YoY Growth $ in Millions Adj. EBITDA and Margin $ in Millions Commercial Services Commentary Revenue of $58.4M in Q4 increased 3.7% from the same quarter in the prior year The company recorded $4.2M of out-of-period adjustments to revenue in Q4 impacting Commercial Services revenue. Q4 2018 EBITDA was negatively impacted by a $1.8M legal settlement Full year 2018 pro forma adj. revenue of $241.4M grew $33.4M or 16% from $208.0M for the full year 2017 Full year 2018 pro forma adj. EBITDA of $153.2M grew $25.4M or $19.9% from $127.8M for the full year 2017 Government Solutions Commentary Revenue of $36.7M in Q4 decreased by $1.2M or 3.3% from the same quarter in the prior year. The decrease in revenue was primarily driven by declines in red light due to the loss of Miami earlier in 2018, offset by growth in speed products and lower product sales, which are sporadic in nature. Full year 2018 revenue of $147.5M grew $6.8M or 4.8% from $140.7M for full year 2017 Full year 2018 Adj. EBITDA of $56.1M remained flat compared to full year 2017 of $55.9M.

Consolidated Full Year 2019 Guidance For the Year Ended December 31, 2019 Full year 2019 revenue is expected to grow by 10% to 12% over full year 2018 We expect to generate 54% of our revenue in the second half of 2019 Two of our new offerings in the Commercial Services Segment, Peasy and expansion of RAC tolling in Europe, are expected to ramp up in 2019 contributing to the stronger second half Our Street Light Maintenance (SLM) contract within the Government Solutions business segment will end in April of 2019. We will not rebid on this contract to retain focus on offerings that are closer to our core. SLM generated ~$3M of revenue in 2018 We anticipate product sales to increase in 2019, these sales will be heavily weighted to the back half of the year and generally have lower margins than service revenue. Our investment in Peasy and our European expansion will continue in 2019. These costs along with the costs of becoming a public company will impact Adjusted EBITDA Margins in 2019 (1) Basis of Presentation: Verra Mobility made two acquisitions in 2018; the data presented has been adjusted as if the acquisitions were included in the results for all periods. The unadjusted and pro forma adjusted results of operations are included in the appendix to this presentation. All pro forma adjustments are in the Commercial Services segment. (2) Run-Rate Synergies: Adjusted EBITDA for 2018 includes $10 million of run-rate synergies which reflect the impact of actions taken in 2018 in connection with our acquisitions that we expect to be realized in 2019. Revenue Breakdown by Period

0. Appendix

Quarterly Results of Operations as Reported

Quarterly Pro Forma Results of Operations

Quarterly HTA Results of Operations

Quarterly EPC Results of Operations

Quarterly Segment Results of Operations Commercial Services Government Solutions